Exhibit 99.2

Any Time, Any Place, Any Orbit CONFIDENTIAL August 2021

Disclaimer About this Presentation This presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between NextGen Acquisition Corp . II (“ NextGen ”) and Vieco USA, Inc . (“Virgin Orbit” or the “Company”) . Forward Looking Statements Certain statements, estimates, targets and projections in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or NextGen’s or the Company’s future financial or operating performance . For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s services, projections of the Company’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by NextGen and its management, and the Company and its management, as the case may be, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (i) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination ; (ii) the outcome of any legal proceedings that may be instituted against NextGen , the Company, the combined company or others following the announcement of the Business Combination ; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of NextGen ; (iv) the inability of the Company to satisfy other conditions to closing ; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; (vi) the ability to meet stock exchange listing standards following the consummation of the Business Combination ; (vii) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination ; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, and the costs related to the Business Combination ; (ix) changes in applicable laws or regulations ; (x) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors ; (xi) the Company’s estimates of expenses and profitability ; (xii) the evolution of the markets in which the Company competes ; (xii) the ability of the Company to implement its strategic initiatives and continue to innovate its existing products ; (xiii) the ability of the Company to defend its intellectual property ; (xiv) the ability of the Company to satisfy regulatory requirements ; (xv) the impact of the COVID - 19 pandemic on the Company’s and the combined company’s business ; and (xv) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in NextGen’s Annual Report on Form 10 - K, the risk factors relating to the Company included in an appendix to this presentation, and other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by NextGen . If any of these risks materialize or if the Company’s assumptions prove incorrect, actual results could diﬀer materially from the results implied by these forward - looking statements . There may be additional risks that are not presently known to the Company or NextGen or that the Company or NextGen currently believes are immaterial that could also cause actual results to diﬀer from those contained in the forward - looking statements . In addition, forward - looking statements reflect the Company’s and NextGen’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Forward - looking statements speak only as of the date they are made, and the Company and NextGen undertake no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward - looking statements, whether as the result of new information, future events or otherwise, except as required by law . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Neither NextGen nor the Company undertakes any duty to update these forward - looking statements . Use of Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2021 through 2026 . Neither NextGen’s nor the Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These projections are forward - looking statements included for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . In this Presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . 1 Confidential |

Disclaimer Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S - X . Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by NextGen relating to the proposed Business Combination and the proxy statement/prospectus contained therein . This Presentation also includes certain financial measures not presented in accordance with U . S . generally accepted accounting principles (“GAAP”) including EBITDA, EBITDA margin, free cash flow and EBITDA - Capex +/ - change in Net Working Capital (“NWC”) and certain ratios and other metrics derived therefrom . The Company defines EBITDA as earnings before interest, tax, depreciation, and amortization . The Company defines EBITDA margin as earnings before interest, tax, depreciation, and amortization as a percentage of its total revenue . The Company defines EBITDA - Capex +/ - change in NWC as free cash flow . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . NextGen and the Company believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . NextGen and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Additionally, there can be no assurance that the Company will not modify the presentation of these or similar non - GAAP measures in the future, including to make adjustments for future expenses or other items that the Company believes are appropriate in comparing its operating performance across reporting periods on a consistent basis . This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, NextGen and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included . For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results . Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable . Neither NextGen nor the Company has independently verified the accuracy or completeness of any such third - party information . This data is subject to change . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Business Combination . The recipient should make its own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as it deems necessary . Trademarks and Copyright This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but NextGen and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information and Where to Find It This Presentation does not constitute (i) solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any security of NextGen , Virgin Orbit, the combined company or any of their respective affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended . In connection with the proposed transaction, NextGen intends to file a registration statement on Form S - 4 with the SEC, which will include a document that serves as a prospectus and proxy statement of NextGen , referred to as a proxy statement/prospectus . A proxy statement/prospectus will be sent to all NextGen shareholders . NextGen also will file other documents regarding the proposed transaction with the SEC . This Presentation does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction . ௗ Before making any voting or investment decision, investors and security holders of NextGen are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction . Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NextGen through the website maintained by the SEC at www . sec . gov . In addition, the documents filed by NextGen with the SEC may be obtained free of charge from NextGen's website at https : //www . nextgenacq . com/nextgen - ii . html or upon written request to 2255 Glades Road, Suite 324 A, Boca Raton, Florida 33431 . Participants in the Solicitation NextGen , Virgin Orbit and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen's shareholders in connection with the proposed transaction . A list of the names of the directors and executive officers of NextGen and information regarding their interests in the business combination is set forth in NextGen's registration statement on Form S - 1 (File No . 333 - 253848 ) filed with the SEC on March 25 , 2021 . Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction . You may obtain free copies of these documents as described in the preceding paragraph . 2 Confidential |

3 Confidential | Disruptive Innovation Global Reach Proven Execution Diverse Portfolio

4 Confidential | Second successful orbital launch All seven customers’ satellites deployed Superb execution – achieved specific orbit and altitude with high precision Commercial and national security customers, both US and international June 30 th Mission Success

Virgin Orbit + NextGen II 5 Confidential | George Mattson Co - Founder & Co - Chairman Brita O’Rear Chief Financial Officer Jim Simpson Chief Strategy Officer Dan Hart Chief Executive Officer Gregory Summe Co - Founder & Co - Chairman INDUSTRY ADVISOR Visionary Leadership Team with 90+ Years of Combined Industry Experience Experienced Executives with Track Record of SPAC Success Completed $2 billion Business Combination with in August 2021 Dr. Ash Carter Former US Secretary of Defense

NextGen’s Investment Thesis for Virgin Orbit 6 Confidential | Powerful Global Brand Extensive Global Opportunities Diverse Customers: Commercial, Civil and National Security Proven Team World - Class Manufacturing Infrastructure Unparalleled Air Launch Technology Estimated $75 Bn 1 Addressable Market in a $1.1 Tr Space Economy 2 Lowest Payload Cost / Kg of Small Rocket Ground Launchers 1 As of 2030. Includes small - satellite launch, national security applications and space - based connectivity solutions. Details on page 18. 2 By 2040. Morgan Stanley Report - Space: Investing in the Final Frontier.

Transaction Overview 7 Confidential | Timeline Transaction Funding Valuation • Virgin Orbit and NextGen Acquisition Corp. II (Nasdaq: NGCAU) have entered definitive agreements relating to a business combination • Transaction is targeted to close around the end of the year • Following targeted closing, the combined company is expected to be listed on the NASDAQ • Anticipated transaction proceeds expected to fund the business through positive free cash flow in 2024 • Gross transaction proceeds of $483 million, of which $418 million will be cash to the balance sheet, comprised of: – $ 383 million from SPAC cash in trust, assuming no redemptions by public shareholders of NGCAU, and a $ 1 00 million PIPE – PIPE led by strategic and institutional investors including Boeing and AE Industrial Partners , in addition to existing Virgin Orbit investors and NextGen • Pro forma transaction enterprise value at $3.2 billion – Implies 2.1x EV / 2025E revenue multiple and 6.4x EV / 2025E EBITDA multiple • Existing Virgin Orbit shareholders’ pro forma ownership of 85% 1 at close, assuming no redemptions by public shareholders of NGCAU 1 Excludes PIPE co - investment ownership.

Company Introduction 01

From Founding to Orbit in Four Years 9 Confidential | NOVEMBER 2018 JULY 2019 JANUARY 2021 MARCH 2017

# Leading Vertically Integrated Space Company with Proven Technology

## Multi-Year Investment Yielding Unique Capabilities and Infrastructure...

- **~$1bn** Investment to-Date (Virgin, Mubadala)
- **30%** Performance / Cost Advantage vs. Ground Launch



LAUNCHERONE

**LAUNCHERONE**
Simple, Reliable Two-Stage Rocket



Virgin

**COSMICGIRL**
Reusable, Mobile Air Launch Stage

## ...Driving Robust Opportunity Across Commercial, Civil & National Security Applications

- **~$300m** Active Contracts[1,4]
- **~$4bn** Potential Pipeline[2]

### Revenue Projections

($ in millions)



CAGR: 166%
100% revenue coverage (2021 and 2022[3])
$15
$70
$331
$914
$1,554
$2,063
2021E
2022E
2023E
2024E
2025E
2026E

### Global Platform

(International Customer Presence)

### Strategic Partnerships

BigBear.ai, Redwire, Boeing

Source: Management estimates.
1. Includes signed, binding LSAs and signed, nonbinding MOUs and LOIs.
2. Includes active contracts, active proposals and identified opportunities. Active proposals includes proposals and contracts under negotiation or that have been internally identified as having a high Pwin (evaluated based on number of competitors able to offer a commensurate service) and Pgo (evaluated based on confidence in funding); identified opportunities include identified sales opportunities currently being pursued.
3. Based on active contracts and active proposals.
4. Includes other income comprised of $3.0m of Grant-related income from the UK Space Agency, which is treated as cost offsets for reporting purposes, consistent with GAAP reporting.

Confidential | 10

Air Launch Sets Us Apart Launch Has Been Grounded For 60 Years… Soyuz 1966 Ariane 1979 Proton 1965 Long March 1970 H - 1 1986 PSLV 1993 Atlas 1958 Thor - Delta 1960 Dnepr 1999 Electron 2018 Falcon 2008 Vega 2012 Epsilon 2013 Minotaur 1994 11 Confidential | + Note Launch historically conducted from a stationary launch pad.

# Differentiated Capabilities Bring Benefits to Customers


All three launches on time at the start of first window

| |  Small Rocket Satellite Launch |  Air Launch | |
|---|---|---|---|
| Efficient Launch Platform | ✗ | Rocket launched from ~35k ft. | ✓ |
| Low Cost | ✗ | Lowest unit cost / kg payload | ✓ |
| Mobile | ✗ | Potential to launch from anywhere, to any orbit, at any time | ✓ |
| Flexible | ✗ | Range independent | ✓ |
| Reusable | ? | Fully reusable launch stage (747) | ✓ |
| Environmental Impact | ✗ | Lower local area impact | ✓ |
| Responsive | ✗ | Potential to launch at any time | ✓ |
| Resilient | ✗ | Assures space access | ✓ |
| Unpredictable | ✗ | Launch from anywhere | ✓ |

Confidential | 12

# Minimal Environmental Impact to Surrounding Areas



**Traditional Ground Launch**

Most traditional ground launch bases are protected wildlife reserves

Air launch emits ~90% less carbon (smoke and soot) onto local area

Air launch sound pollution is ~94% less than ground launched rockets

Use of existing airports avoids construction and impact on wildlife and plant life



**The Virgin Orbit Way**

Source Management estimates.

Confidential | 13

: Platform Overview 14 Virgin Orbit’s Reusable Launch Stage Onboard launch operations, conducted by 4 - person crew Customized 747; minimal maintenance requirements Reusable pylon with 85,000 lbm weight capacity Confidential | Fully - transportable, self - contained launch system (2023) 1 2.0 1 Expected year of completion. Currently in design phase. ☐ Fully Mobile ☐ Range Independent ☐ Launch to Any Orbit ☐ Efficient

# LAUNCHERONE: Platform Overview

Lowest Launch Cost per Kilogram of Small Rocket Ground Launch Providers

- ☑ Simple Composite Structures
- ☑ Enhanced Reliability: 2 Engines vs. Competitors' 11
- ☑ Lowest Part Count Among Small Rocket Ground Launch Providers
- ☑ Flexible Mission Envelope


LAUNCHERONE

Payload 300 – 500 kg[1]

NewtonFour Engine

All-Carbon Composite Design Including Linerless Tanks

Autonomous Range Safety Enables Limited Ground Safety Infrastructure

NewtonThree Engine

1 Based on targeted orbital profile.

Confidential | 15

16 Confidential | Rocket and Factory Designed for Low Cost Through Advanced Manufacturing and Automation Automated composites fabrication Rocket structure made in days, not months 150k Square feet facility in Long Beach, CA >90 % Rockets built in - house 5 Rockets currently in production 20 Current annual rocket manufacturing capacity >60% Cost reduction for 3 rd vs. 1 st rocket completed Leveraging advanced manufacturing through partnership with ------- Reduces cycle time 10x 1 1 Relative to traditional manufacturing approach that does not employ additive manufacturing techniques.

17 Confidential | ~$30bn 4 Space - Based Connectivity Solutions Niche IoT & EO applications ~$17bn 3 National Security Missile defense targets and hypersonic applications ~$25bn 2 Small - Satellite Launch Commercial, civil, national security launch $1.1 Trillion 1 Space Economy Significantly Smaller , Lower Cost & More Capable Satellites Increasingly Critical to National / International Security Burgeoning Space - based IoT and EO Applications Alignment Between Governments and Private Sector Key Drivers 1 As of 2040. Morgan Stanley – Space Economy: The New Global Space Age. 2 As of 2030. Estimated from Prophesy Market Insights. 3 As of 2030. Estimated from 2021 Hypersonics Defense Budget; hypersonics budget assumed to grow till 2030 at 2020 - 2025 CAGR of 21% per Govini 2020 Federal Scorecard. Missile defense targets budget of $536m in 2021 assumed to grow at 2.5% CAGR till 2030 per 2021 - 2025 CAGR from MDA 20 21 Budget proposal. 4 Estimated based on Gartner database projections. Large, Growing Addressable Markets in a Massive Space Economy

18 Confidential | Today’s Space Industry has Radically Evolved Advancing Technology 2000s 2020 Accelerating Funding Evolving Use Cases Reduced launch and satellite costs for increased functionality Reduced Costs National security, contested space Low latency , h igh b andwidth comms Earth observation $1 $30 2000 - 2010 2011 - 2020 Aggregate funding ($ in billions) 3 Narrow / government Increasing bandwidth and throughput 64 kbits /s 1 to 100 Mbps 2 LEO compatible ground stations Broad - based private sector Miniaturization of satellite components Space - based IoT Source Expert interviews, press search, PitchBook , Capital IQ. 1 Inmarsat I4 BGAN throughput. 2 Starlink throughput. 3 Capital IQ.

# Balanced Portfolio of Space Offerings, Leveraging Core Capabilities

## Commercial & Civil



Commercial & Civil Launch



Civil Spaceports

## National Security



National Security Launch & Squadron Services



Missile Defense Targets and Hypersonic Applications

## Space Solutions



IoT Solutions



Earth Observation Solutions

SYNERGIES | GLOBAL | DIVERSIFICATION | GROWTH

Confidential | 19

# ~$4bn of Opportunities; Near-Term De-Risked via Active Contracts

| Active Contracts[1,2] | Active Proposals[4] | Identified Opportunities[4] |
|---|---|---|
| ~$300m | ~$1.3bn | ~$2.3bn |

Active Contracts + Active Proposals + Identified Opportunities

70+ unique customers (Active Contracts)

40+ unique customers (Active Proposals and Identified Opportunities)

### Significant Near-Term Visibility (as % of revenue coverage)



100% of revenue forecast
100%
81%
53%
38%
10%
2021 2
2022
2023
Active Contracts
Active Proposals

### Broad Customer Diversity

**100+ Unique Customers in Pipeline**

| National Security | Commercial | Civil |
|---|---|---|
| | ANA, ARQIT, LatConnect60, SAS, SatRevolution, York Space Systems | NASA, UK Space Agency |

1 Includes signed, binding LSAs and signed, nonbinding MOUs and LOIs.
2 Includes other income comprised of $3.0m of Grant-related income from the UK Space Agency, which is treated as cost offsets for reporting purposes, consistent with GAAP reporting.
3 Includes proposals and contracts under negotiation or that have been internally identified as having a high Pwin (evaluated based on number of competitors able to offer a commensurate service) and Pgo (evaluated based on confidence in funding).
4 Identified sales opportunities currently being pursued.

Confidential | 20

# Accelerating Momentum Since January Mission Success

Virgin Orbit

| Customer | Market | Contract Win Date |
| --- | --- | --- |
| NASA (Exoterra partnership) | Civil (Orbital Transfer) | May |
| 10 year Govt. Proprietary IDIQ | | May |
| ARQIT | Commercial | May |
| AEB Agência Espacial Brasileira | Civil Spaceport | May |
| HyperSat | Commercial Launch | April |
| SatRevolution | Commercial Launch | February |
| **January 17th: First Successful Orbital Launch** | | |



"I look forward to finding ways to partner more… The orbit is what it's about and we therefore want to inject it to where we want to go – and that's what [LauncherOne] does…We really want dedicated launch capability."

**Dr. Thomas Zurbuchen**
**Associate Administrator of**
**NASA's Science Mission Directorate**



"This is a big disruptor – and hopefully a deterrent – for future space conflicts. The satellite equivalent of keeping an ace up your sleeve"

**Dr. Will Roper**
**Fmr. Assistant Secretary of the Air Force for**
**Acquisition, Technology and Logistics**

Source Press releases.

Confidential | 21

Highly Experienced and Proven Leadership… 22 Confidential | Dan Hart Chief Executive Officer Brita O’Rear Chief Financial Officer Mike Rokaw Acting President of VOX Space Derrick Boston Chief Administrative Officer & General Counsel Janice Starzyk VP of Government Operations Jim Simpson Chief Strategy Officer Tyler Grinnell VP Flight & Launch Andy Short VP, Manufacturing Kevin Sagis SVP, Engineering Tony Gingiss Chief Operating Officer

# ...Supported by a High-Performing, Innovative Team



### Representative Program Experience



*Delta II, IV, SpaceX Falcon 9, Proton, Sea Launch, TDRSS, GPS, WGS, GOES, 702SP, 702MP, GMD, X-37, SBSS, OneWeb, RS-68, Vector Space*

**~150** Advanced Degrees

**~15** PhDs

**14 yrs** Average Exp.

**4,000+** Combined Years Engineering Exp.



Enterprise 17%
Engineering 51%
575 Employees
Operations 32%

Confidential | 23

Business Overview: Commercial & Civil Launch 02

# Commercial Small Satellite Industry at a Key Inflection Point

**Expanding Use Cases** + **Evolving Industry** = **2020: Record Year for Commercial Satellites Launched**

## Expanding Use Cases



Low Latency Broadband



Enhanced Earth Observation



Global IoT



Climate Monitoring

## Evolving Industry

### System Costs

Reduced satellite and launch costs with improved capabilities

### Robust Capital Inflows

BLACKSKY, Capella Space, HawkEye360, ICEYE, OneWeb, planet, PLANETiQ, SATELLOGIC, spire, Starlink, SWARM

*(Representative companies funded in last three years)*

### Alignment with Civil & National Security

## 2020: Record Year for Commercial Satellites Launched

### # of Commercial Satellite Launched[1]



Excluding Starlink
Starlink launches
30
148
26
122
1,066
823
243
2010-2016 Avg.
2017-2019 Avg.
2020
41%
86%
98%
Small satellites as % of total # launched (ex-Starlink)

### Virgin Orbit Advantages

- Customer optimized specific orbits
- Desire for dedicated / primary payload
- Flexibility (timing and location)

Source: UCS Satellite Database.
1 Represents average # of satellites launched over each period. Excludes satellites operated by China, Russia, Iran or North Korea.

Confidential | 25

# Marquee Recent Commercial Customer Wins

Virgin ORBIT

SATREVOLUTION (February 2021)



- 2 EO satellites launched in 2021
- First responsive launch demo for STORK constellation
- Existing relationship: 2019 small launch Mars mission efforts

ARQIT (May 2021)



- 2 launches expected to start in 2023; additional under discussion
- Potential future launches from Spaceport Cornwall
- Partnership via Virgin Orbit's $5m investment into Arqit

Customer Highlighted Selection Criteria

Responsive Launch Services

Confidentiality of Dedicated Launch

Any Time, Any Place, Any Orbit

Source Press releases.

Confidential | 26

Civil Spaceport Overview 27 Confidential | Agency Location UK Space Agency + Ministry of Defense Cornwall Space Port Japan Association Oita Brazilian Space Agency + Air Force Alcântara Launch Center 0 20 40 60 80 CIVIL SPACE AGENCIES… … WITH LAUNCH CAPABILITY # OF AGENCIES In - Country Launch Capabilities Lagging Versus Global Space Agencies 1940 2020 1960 1980 2000 Virgin Orbit’s Spaceport Customers Bringing In - Country Launch Capabilities to Allied Nations Source Op - ed | Global government space budgets continues multiyear rebound. “The Virgin Orbit mission will be a major first – the start of satellite launches from UK soil . Great Britain will be well and truly back in the space launch business and on the way to capturing this Government’s first strategic goal on the high frontier : a 10 % market share of the global space market by 2030 . ” Grant Schapps Secretary of State for Transport, UK

# Ability to Synergistically Bring Allied Nations into the Space Ecosystem

## Virgin Orbit's Global Platform



ORBIT
California
VOX SPACE
Washington D.C.
Poland
Netherlands
Japan
Guam
Brazil

Represents current / announced presence (customer or spaceport)



Discussing sovereign launch with Scott Morrison (PM-Australia)

## Evolving Space Ecosystem



Civil Spaceport
SPACEPORT CORNWALL
National Security
ROYAL AIR FORCE
Advances US interest with Allies
ARQIT
HyperSat
Commercial Launch

**Mobile System**

+

Virgin Global Reach

**Driving International Alignment with Allies with USG Export Approval**

**June 2021 Manifest (Non-US Customers)**

ISISPACE

SATREVOLUTION

1 Publicly announced spaceport deals.

Confidential | 28

Business Overview: National Security 03

# Diverse Portfolio of Defensive National Security Applications

Virgin ORBIT

**Aligned with Department of Defense Priorities in Launch and Hypersonic Applications**

### National Security Launch
Small rocket satellite launch via LauncherOne systems for US Government customers

### Squadron Services
USG ownership of LauncherOne aircraft system and stockpiles of rockets / satellites for responsive launch capabilities

### Missile Defense Targets
LauncherOne air-launched rocket mimics adversaries to test US Missile Defense systems



VOX SPACE +

### Hypersonic System TT&E
Test launch platform to advance hypersonic flight and system technologies

### Defensive Hypersonics
LauncherOne utilized in US defense architecture to defend against hypersonic weapons

### Special Mission Aircraft
747 aircraft for USG science, communications or observation missions on a leased basis

Confidential | 30

Cape Canaveral 31 Confidential | EXISTING LAUNCH INFRASTRUCTURE IS PREDICTABLE AND VULNERABLE “This gives you a lot of flexibility with respect to space, because any airport that can take a 747 can launch … Launch flexibility and reconstitution from unexpected places is one of the ways in which we keep our adversaries guessing . ” Dr . Heather Wilson Fmr . Secretary of the Air Force Testifying to Senate Subcommittee Government Squadrons Government owned aircraft and supporting equipment procured from Virgin Orbit $7 $17 2017A 2022E DoD Investment in Space - Based Systems 1 ($ in billions) 1 DoD Space Based Systems Annual Budget Request from US Department of Defense. Stage one aircraft ready for on - demand deployment On - demand rockets and payloads Well - Positioned to Address National Security Launch Needs

# Recent National Security Wins Illustrate Virgin Orbit's Capabilities

(April 2020)


Virgin

***Orbital Services Program-4 (OSP-4) IDIQ***

- *10 year IDIQ contract*
- *3 dedicated missions delivering spacecraft to orbit under STP-S28; contract value $35m*

## Brings a New Standard of Flexibility in U.S. National Security Launch

Allows the U.S. government to rapidly acquire flexible, resilient and affordable launch services

(September 2020)



***Advanced Battle Management System Exercise***

- *Responsive launch simulation for second ABMS exercise*
- *Critical satellite launch on short call time for USSPACECOM*
- *Virgin Orbit, the only small launch vehicle in the ABMS-2*

## Responsive Launch Key to National Security Priorities

Mobility, flexibility and responsiveness afforded by air-launch

Source Press releases.

Confidential | 32

Missile Defense Targets and Hypersonic Applications Enabled by LauncherOne System 33 Confidential | Missile Defense Targets Hypersonic Applications $9.2bn 1 2021 MDA Budget $3.2bn 2 2021 Hypersonics Budget Virgin Orbit selected for Hypersonics Rapid Target Launch Missions study • Facilitates testing and experiments on future hypersonic systems; interceptor applications • Flexible mission envelope • Highly cost - effective option to MDA using LauncherOne rockets Representative Agencies Discrete ~$ 500m 1 line item in MDA budget for targets Defensive Hypersonics Hypersonics TT&E Applications 21% 3 CY’21E - 25E CAGR 1 MDA 2021 budget. 2 Congressional Research Service, Hypersonic Weapons: Background and Issues for Congress, (April 26, 2021). 3 National Defense magazine, Big Money for Next - Gen Munitions, (August 4, 2020).

Business Overview: Space Solutions 04

Space - Enabled Data and Analytics Services 35 35 Confidential | Why We are Well - Positioned Global Reach • Advanced discussions with potential anchor tenants from close affiliates 1 • In - country launch enables fully local data control • Anchor tenants enable rapid scaling of IoT connectivity and EO solutions relative to competitors Execution Strategy Strategic Partnerships Satellite Deployment • Expected early deployment of 4 satellites in 2023 • Goal of full constellation thereafter • Several investments in complementary constellations • Data analytics partnerships to assure leading - edge capabilities Offering Overview • All imaging modalities : – Electro – Optical – Infrared - Hyperspectral Imagery – Synthetic Aperture Radar End - to - end Value - added S ervices for EO and IoT to “Satellite as a Service ” Connected aircraft management Connected ship management Pipeline monitoring Smart agriculture IoT EO The image part with relationship ID rId27 was not found in the file. 1 Advanced discussions are nonbinding at this stage.

36 36 Confidential | The Virgin Orbit Advantage Satellite Constellation Integrator Satellite Launch Services Satellite Constellation and Service Management Data & Analytics • Team and track record • Full system engineering capability • Provide end to end system (ground & space); constellation management • Partnerships with satellite manufacturers • Proven • Critical to value proposition & brings cost in - house • Controls deployment for earliest satellite insertion • Equity relationships with EO & IoT providers, enabled by launch business • Experience running key satellite platforms • Satellite systems engineering experience with DoD and commercial EO missions • Organic development, partnership and selected acquisition strategy • Developing other partnerships and cultivation for selective acquisition

# IoT Offering Overview


$1.1 Trillion Global
IoT / EO Market[1]

- Services
- IoT Devices
- Security
- Infrastructure
- Analytics
- Connectivity

Focus:
Target Connectivity Applications

## Selected Applications | TAM: ~$25bn[1]


Connected Ship Management

- Track around the globe
- Monitor status in real-time
- Connectivity at sea


Pipeline Monitoring

- Monitor status in real-time
- Identify potential leaks
- Mitigate losses by proactive issue flagging


Intelligent Agriculture

- Weather data
- Soil moisture
- Precision farming and drone deployments


Connected Aircraft

- Track around the globe
- Monitor status in real-time
- Passenger connectivity

1 As of 2030 per IDC report.
2 Calculations of extrapolation assumption projections through 2030 performed by the Company based on 2020 and 2023 data from Gartner. Gartner, Forecast: Internet of Things, Endpoints and Communications, Worldwide, 2020-2030, 1Q21 Update, April 2021.

Confidential | 37

# Earth Observation Offering Overview


EO Data and Value
Added Services
TAM: $8bn[1]


Government and Commercial Applications

*Public Safety* | *Insurance* | *Agriculture* | *Oil & Gas*

## Complete Multimodal Offering



*Synthetic Aperture Radar*



*Infrared – Hyperspectral*



*EO (High quality, high-res imagery)*

Enabled by evolving data analytics

## Differentiators vs. Competitors

- Full multimodal suite in one integrated offering
- In-country launch, critical for government customers
- Value-added analysis and analytics
  - Multi-sat
  - Expansive libraries, benefiting from partner reach
  - Co-coms
- IoT synergies

Source
1 Euroconsult – Earth Observation Data & Services Market. Estimated for 2029 based on market data for 2029.

Confidential | 38

39 39 Confidential | 2021 2022 2023 Anchor tenant alignment Data analytics capabilities (organic partnerships) Spectrum determination / filing Spacecraft acquisition and space system deployment Space and ground s ystem t esting Preliminary design review Critical design review Early 2023: Planned launch of 2 EO and 2 IoT satellites 2020 Partnership agreements Expected spectrum license p rocurement In progress / future activity Progressing on Execution Plan

Space Solutions Long - Term Vision 40 40 Confidential |

Financial & Transaction Overview 05

# Summary Revenue Forecast


($ in millions)
~166% 2021E-2026E CAGR
$15
10
5
$70
42
28
$331
10
125
196
$914
148
400
365
$1,554
314
713
526
$2,063
436
838
789
2021E
2022E
2023E
2024E
2025E
2026E
Commercial & Civil Launch
National Security and Defense
Space Solutions

- Proliferation of small satellites driving commercial demand for dedicated launch
- USG shift to disaggregated resilient architecture will drive significant launch demand
- International spaceports to create strong installed base for re-occurring launch and O&M
- Missile defense targets, hypersonic experiments and countermeasures increasing in budgetary priority and use cases
- Fully integrated IoT and Earth Observation services unlocks large TAM

Source: Management estimates.
Note: Management estimates of near-term revenue based on launch manifest. Commercial and civil launch estimates are based on active contracts, active proposals and identified opportunities + external market assessments and expectations of market capture. National Security and Defense estimates are based on active contracts, active proposals and identified opportunities + external market assessments. Space Solutions estimates are based on external market assessments and expectations of market capture. Numbers may not sum due to rounding.

Confidential | 42

# Forecast EBITDA and Free Cash Flow



($ in millions)
% margin:
25%
32%
41%
EBITDA
$854
$504
$229
($156)
($151)
($17)
2021E
2022E
2023E
2024E
2025E
2026E

- Projected to achieve positive EBITDA by 2024
- Learning curve, DFMA, economies of scale, cost optimization, and volume enable ~40%+ margins at scale



($ in millions)
EBITDA – Capex
+/– change in NWC
~$420m
cash need (2H'21 onwards)
$889
$547
$90
($155)
($222)
($120)
2021E
2022E
2023E
2024E
2025E
2026E

- Projected to achieve positive free cash flow by 2024
- Favorable working capital dynamics from customer pre-payments as part of Launch Services Agreements which enable pre-payments 12-18 months in advance

Source: Management estimates.

Note: Management estimates of profitability based on internal assessments of cost profile. The Company expects to benefit from economies of scale, learning curve and growth in its differentiated offerings over time. Capex is driven by funding requirements for additional manufacturing capacity, incremental CosmicGirl aircraft and the evolution of product portfolio. The company benefits from favorable working capital dynamics due to the typical pre-payments associated with launches.
EBITDA and EBITDA margin are non-GAAP measures. Please refer to "Financial Information; Non-GAAP Financial Measures" for additional information regarding the non-GAAP measures included in this presentation.
$420m of cash burn to reach positive cash flows in 2024.

Confidential | 43

Expected Use of Proceeds 44 Confidential | Accelerate Advanced Manufacturing Capabilities Advance Mobility With Additional Launch Vehicles Accelerate R&D Space Solutions Development 2021 - 2023 2021 - 2023 2022 - 2023 2022 - 2023 ~15% ~25% ~35% ~25% Technology Growth

# Transaction Overview

## Transaction Overview

- Pro forma enterprise value of $3.2 billion (2.1x '25E revenue)
- Proceeds includes $383 million of cash in trust and a $100 million PIPE led by strategic and institutional investors including Boeing and AE Industrial Partners, in addition to existing Virgin Orbit investors and NextGen
- 15% of sponsor's founder shares and private placement warrants will be subject to an earnout (with 50% of such shares and warrants vesting at $12.50 per share and 50% vesting at $15.00 per share)
- Virgin Group and the SPAC sponsor and their respective affiliates subject to lock-up arrangements: 25% for 180 days post-close, 25% for 18 months post-close and 50% for 24 months post-close[2]

## Sources & Uses

| Sources | |
|---|---|
| Rollover Equity of Existing Virgin Orbit Shareholders | $3,100 |
| NextGen II Cash in Trust | 383 |
| PIPE Investment | 100 |
| NextGen II Founder Shares | 81 |
| **Total cash sources** | **$3,664** |

| Uses | |
|---|---|
| Rollover Equity | $3,100 |
| Cash to Balance Sheet | 418 |
| Founder Shares | 81 |
| Est. Transaction Fees and Expenses | 65 |
| **Total cash uses** | **$3,664** |

## Illustrative Pro Forma Valuation

| | |
|---|---|
| Share Price at Closing | $10.00 |
| Pro Forma Shares Outstanding (in millions) | 366.4 |
| **Equity Value** | **$3,664** |
| (-) Pro Forma Net Cash[1] | (446) |
| **Enterprise Value** | **$3,218** |
| **2025E Revenue** | **1,554** |
| **EV / 2025E Revenue** | **2.1x** |

## Pro Forma Ownership @ $10.00 / Share

| | Shares | % | $ |
|---|---|---|---|
| Existing Virgin Orbit Shareholders | 310.0 | 84.6% | $3,100 |
| NextGen II Public Shareholders | 38.3 | 10.4% | 383 |
| PIPE Investor Shares | 10.0 | 2.7% | 100 |
| NextGen II Founder Shares | 8.1 | 2.2% | 81 |
| **Total** | **366.4** | **100%** | **$3,664** |

Note: Assumes no redemptions. Pro forma share count excludes shares subject to earnout. Also excludes the impact of 7.7 million public warrants and 6.8 million private placement warrants struck at $11.50. 1.0 million of the 6.8 million private placement warrants (15%) also subject to earnout conditions described above. Also excludes impact of one warrant to purchase 500,000 shares of common stock, at $10.00 per share, in connection with a commercial agreement.
Numbers may not sum due to rounding.

1. Existing $28mm net cash on Virgin Orbit balance sheet as of 3/31/21. Includes ~$1m of restricted cash.
2. Early release if trading price of common stock equals or exceeds $12.50 per share for any 20 trading days within any consecutive 30 trading-day period, commencing 11 months following close.

Confidential | 45

# Peer Operational Benchmarking


Core Launch Peers
Other Space Peers
CY'21E- '25E Revenue CAGR
217%
82%
315%
288%
117%
86%
CY'25E EBITDA Margin
32%
22%
40%
47%
44%
45%
ORBIT
ROCKET LAB
ASTRA
spire
BLACKSKY

Source FactSet, investor presentations and company filings as of 8/20/21.
Note Operational metrics as at the time of de-SPAC announcement except for Astra, Spire and Virgin Galactic which are based on latest broker estimates. EBITDA and EBITDA margin are non-GAAP measures. Please refer to "Financial Information; Non-GAAP Financial Measures" for additional information regarding the non-GAAP measures included in this presentation.

Confidential | 46

EV / CY’25E Revenue EV / CY’25E EBITDA 6.4x 25.6x 5.8x 28.0x 2.8x 4.5x Peer Valuation Benchmarking 6.1x 3.3x 5 .9x $1.1 $1.1 $ 5 .9 Multiple of invested capital 1 : EV ($ in billions): 20.5x $ 2.1 15 .7x $4.3 47 Confidential | Source FactSet and company filings as of 8/20/21 . Note For announced deals bars represents EV calculated based on SPAC current share price / latest projections available from IP. Astra, Spire and Virgin Galactic operational metrics based on latest broker estimates . 1 MOIC based on current enterprise value and invested capital as disclosed in public filings. Rocket Lab and Astra invested cap i tal from Rocket Lab investor presentation; Virgin Galactic invested capital from its own investor presentation; Spire and BlackSky invested capital from their own respective Analyst Day presentations. 3 .2x $3.2 Other Space Peers Core Launch Peers 2.1x 5.8x 2.3x 13.1x 1.2x 2.0x

Appendix

Financial Summary 49 ($ in millions) 2021E 2022E 2023E 2024E 2025E 2026E Commercial/Civil Launch $5 $28 $196 $365 $526 $789 Defense 10 42 125 400 713 838 Space Solutions – – 10 148 314 436 Total revenue $15 $70 $331 $914 $1,554 $2,063 % growth NA 352% 375% 176% 70% 33% COGS (36) (74) (233) (536) (830) (965) Gross profit ($20) ($4) $98 $378 $724 $1,098 % gross margin NM NM 30% 41% 47% 53% R&D (76) (65) (25) (6) (31) (25) Sustaining (12) (26) (32) (52) (70) (81) SG&A / Other (49) (56) (59) (90) (119) (138) Operating expenses (136) (147) (115) (149) (220) (244) EBITDA ($156) ($151) ($17) $229 $504 $854 % EBITDA margin NM NM NM 25% 32% 41% Change in NWC $34 $73 $114 $130 $205 $117 % of change in sales 134% 44% 22% 32% 23% Capex ($33) ($144) ($218) ($270) ($163) ($83) % of sales (214%) (207%) (66%) (30%) (10%) (4%) EBITDA-Capex+Change in NWC ($155) ($222) ($120) $90 $547 $889 % of EBITDA NM NM NM 39% 108% 104% Confidential | Source Management estimates. Note Numbers may not sum due to rounding. EBITDA and EBITDA margin are non - GAAP measures. Please refer to “Financial Information; Non - GAAP Financial Measures” for additi onal information regarding the non - GAAP measures included in this presentation.

Unique Launch and Flight Mechanics 50 02 Take Off Cosmic Girl takes off from one of its many global launch locations 01 Pre - Launch Activities No permanent infrastructure needed beyond a runway 03 Rocket Release At cruising altitude of 35,000ft, rocket released in right direction 04 1 st Stage Ignition 4 seconds after release, the 1 st stage engine activates accelerating the rocket to +8,000 mph 05 Stage Separation 3 minutes after the first stage, rocket reaches an altitude of ~50 miles and 2 nd stage separates 06 2 nd Stage Ignition Four seconds later, the 2 nd engine ignites. 25 seconds later fairing halves jettisoned 07 2 nd Stage Flight 2 nd stage fires for 6 min. After a ~45 min cruise, it relights for a 5 second circularization burn 08 Satellite Deployment T he system may reignite for one final burn to lower the orbit of the second stage Rocket Ignition Main Engine Start Stage Separation Main Engine Cutoff Second Engine Start Fairing Separation Second Engine Cutoff Payload Separation Second Engine S tart and Cutoff 0 2 00 400 4,000 600 200 400 600 2,000 Time Since Rocket Release (seconds) Height Above Earth (kft) Confidential |

Complete Infrastructure 51 Fully Vertically Integrated from Manufacturing to Launch Confidential | Scalable factory with 20+ annual rocket capacity System modularity eliminates extensive infrastructure and increases flexibility Manufacturing and Integration Launch Equipment ISO Level 8 clean room for payload encapsulation and integration Payload Processing Facility Mobile Test stands for rocket stage testing and acceptance testing Liquid Propulsion Test Site Hot Fire Test Stands (Mojave) Long Beach

Third Stage / Orbital Transfer Future Technology Development Roadmap 52 Confidential | 500 – 600 kg Capability Rocket Lowers cost per kilogram Higher performance Additional Reusability Launch stage fully reusable; evaluating potential Stage 1 recovery / refurbishment LauncherTwo on the Back of the Aircraft Developing capability in partnership with Cis - lunar and interplanetary missions Future system; potential tripling of meaningful performance increase Ongoing Performance Improvements Long - term Technology D evelopment Requires minor modification

# Risk Factors

*All references below to "Virgin Orbit," the "Company," "we," "us" or "our" refer to the business of Vieco USA, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and NextGen, with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the proposed transactions between the Company and NextGen. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and NextGen and the proposed transactions between the Company and NextGen, and may differ significantly from and be more extensive than those presented below.*

*Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company's consolidated financial statements and related notes. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company's business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company's business, financial condition and/or operating results. If any of these risks or uncertainties actually occurs, the value of the Company's equity securities may decline.*

**General Risk Factors**

1. *We have incurred significant losses since inception, we expect to incur losses in the future and we may not be able to achieve or maintain profitability.*
2. *The success of our business will be highly dependent on our ability to effectively market and sell our launch services for small low Earth orbit ("LEO") satellites, space-based connectivity solutions and national security applications, and to convert contracted revenues and our pipeline of potential contracts into actual revenues.*
3. *The market for launch services for small LEO satellites and space-based connectivity solutions is not well established, is still emerging and may not achieve the growth potential we expect or may grow more slowly than expected.*
4. *Our ability to grow our business depends on the successful operation of our launch systems and related technology and our ability to introduce new enhancements or services, which are subject to many uncertainties, some of which are beyond our control.*
5. *We may not be able to convert our estimated $300 million in contracted revenue or $3.6 billion in potential contracts into actual revenue.*
6. *Our forecast of operating and financial results relies in large part upon assumptions and analyses that we have developed, and actual results may vary or fluctuate significantly. Such possible variations and fluctuations make our future operating results difficult to predict and could cause our operating results to fall below expectations or any guidance we may provide.*
7. *We routinely conduct hazardous operations in test and launch of our vehicles and vehicle subsystems, which could result in damage to property or persons. Unsatisfactory performance or failure of our launch vehicles and related technology at launch or during operation could reduce customer confidence and have a material adverse effect on our business, financial condition and results of operation.*
8. *If we are unable to adapt to and satisfy customer demands in a timely and cost-effective manner, or if we are unable to manufacture our launch vehicles at a quantity and quality that our customers demand, our ability to grow our business may suffer.*
9. *We may be unable to manage our future growth effectively, which could make it difficult to execute our business strategy.*
10. *Our prospects and operations may be adversely affected by changes in market preferences and economic conditions that affect demand for our launch services.*
11. *Adverse publicity stemming from any incident involving us or our competitors could have a material adverse effect on our business, financial condition and results of operations.*
12. *Due to the unique structure of our launch operations, there is the possibility that an accident or catastrophe could lead to the loss of human life or a medical emergency.*

Confidential | 53

54 Confidential | Risk Factors (cont’d) General Risk Factors (cont’d) 13. We may require substantial additional funding to finance our operations, but adequate additional financing may not be available whe n we need it, on acceptable terms or at all. 14. Certain future operational facilities may require significant expenditures in capital improvements and operating expenses to develop and foster basic levels of service needed by our launch operations, and the ongoing need to maintain existing operational facilities requires us to expend capital. 15. We rely on a limited number of suppliers for certain raw materials and supplied components. We may not be able to obtain suffici ent raw materials or supplied components to meet our manufacturing and operating needs, or obtain such materials on favorable terms, which could impair our ability to fulfill our orders in a timely manner or increase ou r costs of production. 16. We and our suppliers rely on complex systems and components, which involves a significant degree of risk and uncertainty in term s o f operational performance and costs. 17. We expect to face intense competition in the commercial space launch industry and other industries in which we may operate. 18. We expect to invest significant resources in developing new offerings and exploring the application of our proprietary technolog ies for other uses in national space applications and space - based connectivity solutions, and those opportunities may never materialize. 19. We conduct a significant portion of our business pursuant to government contracts, including with the U.S. government, which are su bject to unique risks including early termination, audits, investigations, sanctions and penalties. 20. Changes in levels of U.S. government defense spending or overall acquisition priorities could negatively impact our financial positio n a nd results of operations. 21. Failures in our technology infrastructure could damage our business, reputation and brand and substantially harm our business and resu lts of operations. 22. Our networks and those of our third - party service providers may be vulnerable to security risks. 23. Cyber - attacks and other security breaches could have an adverse effect on our business, harm our reputation and expose us to liability. Cyb ers ecurity incidents could disrupt our business or result in the loss of critical and confidential or classified information. 24. Due to our remote workforce, we may face increased business continuity and cyber risks that could significantly harm our business an d operations. 25. We are highly dependent on our senior management team and other highly skilled personnel, and if we are not successful in attrac tin g or retaining highly qualified personnel, we may not be able to successfully implement our business strategy. 26. Any acquisitions, partnerships or joint ventures that we enter into could disrupt our operations and have a material adverse effe ct on our business, financial condition and results of operations. 27. We are subject to many hazards and operational risks that can disrupt our business, including interruptions or disruptions in se rvi ce at our primary facilities, which could have a material adverse effect on our business, financial condition and results of operations. 28. The COVID - 19 pandemic has and could continue to negatively affect various aspects of our business, make it more difficult for us to meet our obligations to our customers, and result in reduced demand for services, which could have a material adverse effect on our business, financial condition, results of operations, or cash flows. 29. We have identified two material weaknesses in our internal control over financial reporting and may identify additional material we aknesses in the future or otherwise fail to maintain an effective system of internal control, which may result in material misstatements of our financial statements or cause us to fail to meet our periodic reporting obligatio ns. 30. We may become involved in litigation that may materially adversely affect us .

55 Confidential | Risk Factors (cont’d) Risks Related to our Intellectual Property 1. If we fail to adequately protect our proprietary intellectual property rights, our competitive position could be impaired and we ma y lose valuable assets, generate reduced revenue and incur costly litigation to protect our rights. 2. The “Virgin” brand is not under our control, and negative publicity related to the Virgin brand name could materially adversely a ffe ct our business. 3. Protecting and defending against intellectual property claims may have a material adverse effect on our business . Risks Related to our Legal and Regulatory Environment 1. If we commercialize outside the United States, we will be exposed to a variety of risks associated with international operations th at could materially and adversely affect our business. 2. Our business is subject to a wide variety of extensive and evolving government laws and regulations. Failure to comply with such law s and regulations could have a material adverse effect on our business. 3. We are subject to stringent U.S. export and import control laws and regulations. Unfavorable changes in these laws and regulatio ns or U.S. government licensing policies, our failure to secure timely U.S. government authorizations under these laws and regulations, or our failure to comply with these laws and regulations could have a material adverse effe ct on our business, financial condition and results of operation. 4. We are subject to environmental regulation and may incur substantial costs. 5. Environmental , social and governance matters may impact our business and reputation. 6. Changes in tax laws or regulations may increase tax uncertainty and adversely affect results of our operations and our effective tax rat e. 7. U.S . tax legislation could adversely affect our business and financial condition .

56 Confidential | Risk Factors (cont’d) Risks Related to the Business Combination 1. Both NextGen and the Company will incur significant transaction costs in connection with the Business Combination. 2. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or wa ive d, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. 3. The ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the busine ss thereafter will be largely dependent upon the efforts of certain key personnel of the Company[, all of whom we expect to stay with the Combined Company following the Business Combination]. The loss of such key personnel could ne gatively impact the operations and financial results of the combined business. 4. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of NextGen's securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline. 5. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the comp let ion of the Business Combination. 6. The Business Combination or Combined Company may be materially adversely affected by the COVID - 19 outbreak. 7. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect the Company’s and the Comb ine d Company’s business, including NextGen's and the Company's ability to consummate the Business Combination, and results of operations. 8. NextGen directors and officers may have interests in the Business Combination that are different from or are in addition to those of oth er NextGen shareholders. 9. The grant and future exercise of registration rights may adversely affect the market price of the Combined Company’s securities u pon consummation of the Business Combination. 10. If NextGen's due diligence investigation of the Company's business is inadequate, then shareholders of the company following the business co mbination could lose some or all of their investment.

57 Confidential | Glossary ABMS Advanced Battle Management System Exercise EO Earth Observation IDIQ Indefinite Delivery, Indefinite Quantity IoT Internet of Things Kbits/s Kilo bits per second LSA Launch Services Agreements MDA Missile Defense Agency Mbps Mega bits per second MOU Memorandum of Understanding NWC Net Working Capital OSP - 4 Orbital Services Program – 4 Pwin Probability of win Pgo Probability of project go - live TAM Total Addressable Market TT&E Technology, Test and Engineering USG US Government USSPACECOM US Space Command